UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2016

APACHE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-4300	41-0747868
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Post Oak Boulevard

Suite 100

Houston, Texas 77056-4400

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 296-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) Effective February 3, 2016, the Board of Directors of Apache Corporation (“Apache”) amended Apache’s Bylaws (the “Bylaws”) to implement a proxy access bylaw. Article IV, Sections 13 and 14 of the Bylaws now permit a stockholder or a group of up to 20 stockholders, owning 3% or more of Apache’s outstanding common stock continuously for at least three years, to nominate and include in Apache’s proxy materials director candidates constituting up to 25% of the board, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in Article IV, Section 14.

This description of the amendments to the Bylaws is qualified in its entirety by reference to the text of the Bylaws filed as Exhibit 3.1 to this Report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Bylaws of Apache Corporation (As Amended February 3, 2016)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APACHE CORPORATION

Date: February 9, 2016	/s/ Cheri L. Peper
Cheri L. Peper
Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Bylaws of Apache Corporation (As Amended February 3, 2016)